                                                                   Exhibit 99(b)



                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



I, John K. Stubblefield, Jr., Executive Vice President, Finance and Administration, of Sysco Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Company's Quarterly Report on Form 10-Q for the quarter ended December 28, 2002 ("Quarterly Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. All of the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ JOHN K. STUBBLEFIELD, JR.
                                          --------------------------------------
                                          John K. Stubblefield, Jr.
                                          Executive Vice President,
                                          Finance and Administration



Date: February 10, 2003